Exhibit 99.1

Ducommun Incorporated Completes

Acquisition of BLR Aerospace

SANTA ANA, Calif., April 25, 2023 (GLOBE NEWSWIRE) Ducommun Incorporated (NYSE:DCO) (“Ducommun” or the “Company”) today announced the completion of its acquisition of BLR Aerospace, LLC (“BLR”) through its subsidiary, Ducommun LaBarge Technologies, Inc. (the “Transaction”).

Ducommun had previously announced the signing of an agreement for the acquisition on March 21, 2023.

“I am pleased that the acquisition has now closed and would like to welcome the BLR team to Ducommun,” said Stephen G. Oswald, chairman, president and chief executive officer of Ducommun Incorporated. “BLR’s product offerings further strengthens our engineered products portfolio at the company and adds as well very important aftermarket business.”

Founded in 1992, BLR is a leading provider of aerodynamic systems that enhance the productivity, performance and safety of rotary- and fixed-wing aircraft on commercial and military platforms. BLR has a rich heritage and proud legacy of aerodynamic leadership that dates back to its origin as Boundary Layer Research and currently offers a comprehensive portfolio of products that includes FastFin® systems, winglet systems, propellers and flow modifiers. BLR’s solutions are intended to increase an aircraft’s overall productivity, performance and safety, while fundamentally improving its operating characteristics and expanding the mission set of various aircraft families.

Ducommun financed the acquisition with its existing revolving credit facility.

Advisors

B. Riley Securities, Inc. acted as the exclusive financial advisor to Ducommun on the transaction and Winston & Strawn, LLP served as legal adviser to Ducommun.

Houlihan Lokey Capital, Inc. served as financial adviser to BLR.

About Ducommun Incorporated

Ducommun Incorporated delivers value-added innovative manufacturing products and solutions to customers in the aerospace, defense and industrial markets. Founded in 1849, the Company specializes in two core areas—Electronic Systems and Structural Systems—to produce complex products and components for commercial aircraft platforms, mission-critical military and space programs, and sophisticated industrial applications. For more information, visit ducommun.com.

About BLR Aerospace

BLR Aerospace, LLC, headquartered in Everett, Washington, provides performance-enhancing products now on more than 10,000 helicopters and airplanes worldwide and is endorsed by industry-leading OEMs such as Airbus Helicopters, Textron Aviation, Sikorsky Aircraft and Bell Helicopters. For more information, please visit https://www.blraerospace.com/.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to the growth and future of BLR, the intended results of BLR’s products, the acquisition being complementary to the Company’s existing portfolio and adding to its aftermarket business. The Company generally use the words “intend,” “believe,” “expect,” and similar expressions in this press release to identify forward-looking statements. These statements are based on assumptions currently believed to be valid, but they involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements. Important uncertainties that could cause our actual results to differ from those expressed in the forward-looking statements are identified in the Company’s reports filed with the SEC, including the Company’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and Current Reports on Form 8-K. The forward-looking statements included in this press release are made only as of the date of this press release, and Ducommun does not undertake any obligation to (and expressly disclaims any such obligation to) update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Contacts

Suman Mookerji, Vice President, Corporate Development, Investor Relations, Lightning Diversion Systems & MAGSEAL

657.335.3665, SMookerji@ducommun.com

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